                                                                    EXHIBIT(J)



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1996-1 Monthly Statement
                      Class A Certificate CUSIP #25466KAU3
                      Class B Certificate CUSIP #25466KAV1


Trust Distribution Date: February 17, 1998  Due Period Ending:  January 31, 1998

Pursuant to the Series Supplement dated as of January 18, 1996 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.   Payments for the benefit of Series Investors this Due Period (per $1000 of
     --------------------------------------------------------------------------
     Class Initial Investor Interest)
     --------------------------------

     Series  1996-1                                          Total             Interest              Principal
        Class A             33 days at 5.763750000%     $5.283437500        $5.283437500           $0.000000000

        Class B             33 days at 5.893750000%     $5.402604167        $5.402604167           $0.000000000

2.   Principal Receivables at the end of the Due Period
     --------------------------------------------------

 (a) Aggregate Investor Interest                                                         $15,620,535,676.00
     Seller Interest                                                                      $4,385,046,491.29

     Total Master Trust                                                                  $20,005,582,167.29


 (b) Group One Investor Interest                                                         $13,070,535,676.00

 (c) Group Two Investor Interest                                                          $2,550,000,000.00

 (d) Series 1996-1 Investor Interest                                                      $1,052,632,000.00

 (e) Class A Investor Interest                                                            $1,000,000,000.00

     Class B Investor Interest                                                               $52,632,000.00

3.   Allocation of Receivables Collected During the Due Period
     ---------------------------------------------------------

                                                         Finance Charge         Principal             Yield
                                                          Collections          Collections         Collections
 (a) Allocation of Collections between Investor and Seller

     Aggregate Investor Allocation.                   $235,447,913.11       $2,214,202,625.55          $0.00

     Seller:                                           $77,024,433.43         $724,354,276.33          $0.00

 (b) Group One Allocation                             $197,013,814.50       $1,852,760,126.61          $0.00

 (c) Group Two Allocation                              $38,434,098.61         $361,442,498.94          $0.00

 (d) Series 1996-1 Allocations                         $15,842,347.97         $148,984,834.92          $0.00

 (e) Class A Allocations                               $15,061,167.10         $141,638,442.67          $0.00

     Class B Allocations                                  $781,180.87           $7,346,392.25          $0.00

4.   Information Concerning the Series Principal Funding Accounts ("SPFA")
     ---------------------------------------------------------------------

                         Deposits into the
                            SPFAs This                 SPFA               Deposit Deficit           Investment
                            Due Period                Balance                  Amount                 Income
     Series 1996-1             $0.00                  $0.00                    0.00                    $0.00

5.   Information Concerning Amount of Controlled Liquidation Payments
     ----------------------------------------------------------------

                                                                                                  Total Payments
                                     Amount Paid                 Deficit Amount                    Through This
                                   This Due Period               This Due Period                    Due Period
     Series 1996-1                        $0.00                        $0.00                            $0.00

6.   Information Concerning the Series Interest Funding Accounts ("SIFA")
     --------------------------------------------------------------------

                                                          Deposits Into the
                                                            SIFAs This
                                                            DuePeriod                           SIFA Balance
     Series 1996-1                                         $5,567,787.36                               $0.00

7.   Pool Factors
     ------------

                                                                                             This Due Period
     Class A                                                                                      1.00000000

     Class B                                                                                      1.00000000

8.   Investor Charged-Off Amount
     ---------------------------

                                                                                           Cumulative
                                                                                        Investor Charged-Off
                                                     This Due Period                         Amount
 (a) Group One                                         $84,424,267.33                            $0.00

 (b) Group Two                                         $16,469,761.90                            $0.00

 (c) Series 1996-1                                      $6,788,755.52                            $0.00

 (d) Class A                                            $6,454,004.26                            $0.00

     Class B                                              $334,751.26                            $0.00

9.   Investor Losses This Due Period
     -------------------------------

                                                                                          Per $1,000 of
                                                                                        Original Invested
                                                              Total                         Principal
 (a) Group One                                                  $0.00                          $0.00

 (b) Group Two                                                  $0.00                          $0.00

 (c) Series 1996-1                                              $0.00                          $0.00

 (d) Class A                                                    $0.00                          $0.00

     Class B                                                    $0.00                          $0.00

10.  Reimbursement of Investor Losses This Due Period
     ------------------------------------------------

                                                                                                  Per $1,000 of
                                                                                                Original Invested
                                                                            Total                   Principal
 (a) Group One                                                                $0.00                      $0.00

 (b) Group Two                                                                $0.00                      $0.00

 (c) Series 1996-1                                                            $0.00                      $0.00

 (d) Class A                                                                  $0.00                      $0.00

     Class B                                                                  $0.00                      $0.00

11.  Aggregate Amount of Unreimbursed Investor Losses
     ------------------------------------------------

                                                                                                  Per $1,000 of
                                                                                                  Original Invested
                                                                             Total                 Principal
 (a) Group One                                                                 $0.00                     $0.00

 (b) Group Two                                                                 $0.00                     $0.00

 (c) Series 1996-1                                                             $0.00                     $0.00

 (d) Class A                                                                   $0.00                     $0.00

     Class B                                                                   $0.00                     $0.00

12.  Investor Monthly Servicing Fee Payable at the end of the Due Period
     -------------------------------------------------------------------

 (a) Group One                                                                                 $21,784,226.11

 (b) Group Two                                                                                  $4,250,000.00

 (c) Series 1996-1                                                                              $1,754,386.67

 (d) Class A                                                                                    $1,666,666.67

     Class B                                                                                       $87,720.00

13.  Class Available Subordinated Amount at the end of the Due Period
     ----------------------------------------------------------------

                                                                                              As a Percentage
                                                                                                of Class A
                                                                              Total           Invested Amount
     Series 1996-1 Class B                                            $105,263,200.00            10.5263%

14.  Total Available Credit Enhancement Amounts
     ------------------------------------------

                                                                         Shared Amount          Class B Amount
     Maximum Amount                                                           $0.00           $57,894,760.00

     Available Amount                                                         $0.00           $57,894,760.00

     Amount of Drawings on Credit Enhancement
      for this Due Period                                                     $0.00                    $0.00

15.  Delinquency Summary
     -------------------
     End of Due Period Master Trust Receivables Outstanding   $20,329,420,411.31

                                                  Delinquent Amount               Percentage of Ending
     Payment Status                               Ending Balance                  Receivables Outstanding
     30-59 days                                     $594,039,469.04                       2.92%

     60-179 days                                    $955,320,695.53                       4.70%


                                U.S. BANK NATIONAL ASSOCIATION
                                as Trustee


                              BY:
                                  ----------------------------

                                       Vice President

                     MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                         Series 1996-1 Monthly Statement

                                   CREDIT CARD
                            PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the "Pooling & Servicing Agreement") and the Series Supplement, dated as of January 18, 1996 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1996-1 Master Trust Certificates for the Distribution Date occurring on February 17, 1998:


     1.   Greenwood is Master Servicer under the Pooling and Servicing
          Agreement.

     2.   The undersigned is a Servicing Officer of Greenwood as Master
          Servicer.

     3.   The aggregate amount of Collections processed during the related Due
          Period is equal to                                                           $3,251,029,248.52

     4.   The aggregate amount of Class A Principal Collections processed during
          the related Due Period is equal to                                             $141,638,442.67

     5.   The aggregate amount of Class A Finance Charge Collections processed
          during the related Due Period is equal to                                       $15,061,167.10

     6a.  The aggregate amount of Class A Principal Collections recharacterized as Series Yield Collections during the related Due
          Period is equal to                                                                       $0.00

     6b.  The aggregate amount of Class A Additional Funds for this
          Distribution date is equal to                                                            $0.00

     7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class A Required Amount Shortfall                               $0.00
               is equal to

          (b)  with respect to the Class A Cumulative Investor Charged-Off                         $0.00
               Amount is equal to

          (c)  with respect to the Class A Investor Interest is equal to                           $0.00

     8.   The sum of all amounts payable to the Class A Certificateholders on
          the current Distribution Date is equal to                                        $5,283,437.50

     9.   The aggregate amount of Class B Principal Collections processed during
          the related Due Period is equal to                                               $7,346,392.25

     10.  The aggregate amount of Class B Finance Charge Collections processed
          during the related Due Period is equal to                                          $781,180.87

     11a. The aggregate amount of Class B Principal Collections recharacterized as Series Yield Collections during the related Due Period is equal
          to                                                                                       $0.00

     11b. The aggregate amount of Class B Additional Funds for this Distribution
          date is equal to                                                                         $0.00

     12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

          (a)  with respect to the Class B Required Amount Shortfall                               $0.00
               is equal to

          (b)  with respect to the Class B Cumulative Investor Charged-Off                         $0.00
               Amount is equal to

          (c)  with respect to the Class B Investor Interest is equal to                           $0.00

     13.  The sum of all amounts payable to the Class B Certificateholders on
          the current Distribution Date is equal to                                          $284,349.86

     14. Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 17th day of February, 1998.



                               GREENWOOD TRUST COMPANY
                                    as Master Servicer

                               By:
                                  -----------------------------------
                               Vice President, Director of Accounting,
                               and Treasurer